                                                                    EXHIBIT 23.3


RYDER SCOTT COMPANY
PETROLEUM ENGINEERS                                           FAX (713) 651-0849

1100 MILAM BUILDING         SUITE 3200     HOUSTON, TEXAS   77002      TELEPHONE (713) 651-9191




                         CONSENT OF PETROLEUM ENGINEERS


         As independent petroleum engineers, we hereby consent to the incorporation by reference into Apache Corporation's registration statement on Form S-3 of the information from our reports included or incorporated by reference in Apache's Annual Report on Form 10-K for the fiscal year ending December 31, 1993.





                                                   RYDER SCOTT COMPANY
                                                   PETROLEUM ENGINEERS

Houston, Texas
April 11, 1994